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                                                                   Exhibit 10.18







           MEMBERSHIP INTEREST PURCHASE, SALE AND REDEMPTION AGREEMENT

                                  BY AND AMONG

                    GEORGE STAMPER, GLENN MICHAEL BLACKBURN,
                           KELLY COMBS AND PAUL WATHEN

                                   AS SELLERS

                                       AND

                                   NESCO, INC.
                                    AS BUYER







================================================================================

                                TABLE OF CONTENTS

                                                                                                               Page
ARTICLE I.....................................................................................................    i
     1.01     DEFINITIONS.....................................................................................    i
     1.02     REFERENCES AND TITLES...........................................................................  iii
ARTICLE II....................................................................................................  iii
     2.01     THE SALES TRANSACTION...........................................................................   iv
     2.02     EFFECTIVE TIME OF THE SALES TRANSACTION.........................................................   iv
     2.03     REDEMPTION OF REMAINING MEMBERSHIP INTERESTS....................................................   iv
ARTICLE III...................................................................................................    v
     3.01     ORGANIZATION, GOOD STANDING, POWER..............................................................    v
     3.02     CAPITALIZATION..................................................................................    v
     3.03     SUBSIDIARIES....................................................................................    v
     3.04     AUTHORIZATION OF AGREEMENT......................................................................    v
     3.05     CONTRACTS AND AGREEMENTS........................................................................  vii
     3.06     TRADE NAMES, TRADEMARKS, COPYRIGHTS, ETC........................................................  vii
     3.07     PROPRIETARY RIGHTS.............................................................................. viii
     3.08     TITLE TO PROPERTIES: ABSENCE OF LIENS AND ENCUMBRANCES: LEASES.................................. viii
     3.09     FINANCIAL STATEMENTS; NO ADVERSE CHANGES........................................................   ix
     3.10     INVENTORIES.....................................................................................    x
     3.11     LABOR MATTERS...................................................................................    x
     3.12     TAXES...........................................................................................    x
     3.13     EMPLOYEE MATTERS................................................................................    x
     3.14     LITIGATION......................................................................................   xi
     3.15     INSURANCE.......................................................................................  xii
     3.16     BROKERS AND FINDERS.............................................................................  xii
     3.17     COMPLIANCE WITH LAWS............................................................................  xii
     3.18     PERMITS AND LICENSES............................................................................ xiii
     3.19     BILLS AND INVOICES.............................................................................. xiii
     3.20     SUPPLIERS....................................................................................... xiii
     3.21     UNTRUE STATEMENTS............................................................................... xiii
     3.22     ACTIONS SINCE JUNE 30, 2000.....................................................................  xiv
     3.23     COMPANY'S ASSETS SUFFICIENT TO CONDUCT BUSINESS OF THE COMPANY..................................  xiv
ARTICLE IV....................................................................................................  xiv
     4.01     ORGANIZATION, GOOD STANDING, POWER..............................................................  xiv
     4.02     BROKERS AND FINDERS.............................................................................   xv
ARTICLE V.....................................................................................................   xv
ARTICLE VI....................................................................................................   xv
ARTICLE VII...................................................................................................   xv
     7.01     CONSENTS AND APPROVALS..........................................................................   xv
     7.02     CERTAIN ACTIONS, ETC............................................................................   xv
ARTICLE VIII..................................................................................................  xvi


                                                 -i-


     8.01     ACCURACY OF REPRESENTATIONS AND WARRANTIES......................................................  xvi
     8.02     PERFORMANCE OF COVENANTS, AGREEMENTS AND CONDITIONS.............................................  xvi
     8.03     CLOSING CERTIFICATES............................................................................  xvi
     8.04     NON-COMPETE, EMPLOYMENT AND OTHER AGREEMENTS....................................................  xvi
     8.05     LEGAL OPINION...................................................................................  xvi
     8.06     CONSENTS........................................................................................  xvi
     8.07     DELIVERY OF ASSIGNMENTS......................................................................... xvii
ARTICLE IX.................................................................................................... xvii
     9.01     ACCURACY OF REPRESENTATIONS AND WARRANTIES...................................................... xvii
     9.02     PERFORMANCE OF COVENANTS, AGREEMENTS AND CONDITIONS............................................. xvii
     9.03     OFFICERS' CERTIFICATES, ETC..................................................................... xvii
     9.04     LEASE OF REAL ESTATE............................................................................ xvii
ARTICLE X..................................................................................................... xvii
ARTICLE XI....................................................................................................xviii
     11.01    CONFIDENTIALITY.................................................................................xviii
     11.02    PUBLIC ANNOUNCEMENTS............................................................................xviii
     11.03    ADDITIONAL AGREEMENTS...........................................................................xviii
     11.04    FORWARDING PAYMENTS AND PROPERTIES..............................................................xviii
     11.05    AVAILABLE REMEDIES..............................................................................xviii
     11.06    SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION.....................................xviii
     11.07    ACTIONS OF THE PARTIES AFTER THE CLOSING........................................................   xx
ARTICLE XII...................................................................................................  xxi
     12.01    CLOSING.........................................................................................  xxi
     12.02    EXPENSES........................................................................................ xxii
     12.03    NOTICES......................................................................................... xxii
     12.04    TIME............................................................................................xxiii
     12.05    ENTIRE AGREEMENT; AMENDMENT.....................................................................xxiii
     12.06    BINDING EFFECT; BENEFITS........................................................................xxiii
     12.07    ASSIGNMENT......................................................................................xxiii
     12.08    APPLICABLE LAW..................................................................................xxiii
     12.09    COUNTERPARTS....................................................................................xxiii
     12.10    WAIVER OF TRANSFER RESTRICTIONS.................................................................xxiii


Exhibit A - List of Excluded Assets
Exhibit B - Financial Statements
Exhibit C - Lease Agreement
Exhibit D - Non-Compete Agreement
Exhibit E - Employment Agreement
Exhibit F - Sellers' Opinion of Legal Counsel



Schedule 2.01 - Shares of Membership Interest Sold to Buyer
Schedule 3.05 - Material Contracts
Schedule 3.08 - Conditions of Tangible Personal Property
Schedule 3.15 - Insurance
Schedule 3.18 - Scheduled Permits
Schedule 3.20 - Suppliers

           MEMBERSHIP INTEREST PURCHASE, SALE AND REDEMPTION AGREEMENT

This Agreement is entered into as of September 28, 2000 (this "Agreement"), by and among NESCO, Inc., an Oklahoma corporation ("Buyer"), and George Stamper, Glenn Michael Blackburn, Kelly Combs and Paul Wathen (collectively, "Sellers"; each, a "Seller"). Kentucky Environmental Network, LLC, a Kentucky limited liability company (the "Company"), which joins as a party hereto for the limited purpose of the Redemption Transaction and the other matters specifically referred to herein.

                                   RECITALS:

WHEREAS, Sellers own all of the issued and outstanding membership interests of the Company.

         WHEREAS, Buyer desires to purchase and Sellers desire to sell, on the terms, in the manner and subject to the conditions reflected below, all the issued and outstanding membership interests of the Company, except the membership interests set forth in Section 2.03, which shall be retained by the Sellers said purchase of membership interests referred to herein as the "Sales Transaction" and immediately after the Sales Transaction surrendered by Sellers to the Company in redemption thereof, said surrender of membership interests referred to herein as the "Redemption Transaction."

         WHEREAS, the parties hereto desire to make certain representations, warranties, covenants and agreements in connection with such purchase, sale and redemption of membership interests provided for in this Agreement and also to prescribe various conditions to such purchase, and sale and redemption of membership interests.

NOW THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements herein set forth, the parties to this Agreement have agreed, and hereby agree subject to the terms and conditions hereinafter set forth, as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.01 DEFINITIONS. Capitalized terms used herein shall have the meanings ascribed to them in this Article I, unless such terms are defined elsewhere in this Agreement.

         AFFILIATES: of any person means persons who control, are controlled by or in common control with such person.

         BUSINESS: shall mean the current business of the Company of environmental consulting and remediation and related services and any other business of or activity by the Company necessary to accomplish the foregoing purposes.

         CLOSING: as defined in Section 2.01(a).

         COMPANY: Kentucky Environmental Network, LLC, a Kentucky limited liability company, which term shall include all subsidiary corporations, limited liability companies, partnership or other business entities, if any.

         COMPANY LIABILITIES: those liabilities of the Company at the date of Closing.

         EFFECTIVE TIME OF THE SALES TRANSACTION: as defined in Section 2.02.

         EXCLUDED ASSETS: the assets of the Company listed on EXHIBIT A which are to be assigned or distributed to Sellers at Closing pursuant to Section 2.03.

         FINANCIAL STATEMENTS: those financial statements of the Company described in Section 3.09 and attached hereto as EXHIBIT B.

         GOVERNMENTAL ENTITY: any court, government, governmental agency, commission or instrumentality, domestic or foreign.

         KENTUCKY LAW: the Kentucky Limited Liability Company Act, as amended.

         LEGAL REQUIREMENTS: any law, statute, ordinance, decree, requirement, order, judgment, rule or regulation of, including the terms of any license, certificate, franchise or permit issued by, the United States, any state, commonwealth, territory or possession thereof and any political or judicial subdivision or instrumentality of the foregoing, including, without limitation, courts, departments, commissions, boards, bureaus or agencies.

         MATERIAL CONTRACTS: those contracts, agreements, instruments and other obligations described in Section 3.05(a).

         OKLAHOMA LAW: the Oklahoma General Corporation Act, as amended.

         PERMITTED ENCUMBRANCES: shall mean any and all (a) liens for taxes not yet due or delinquent; (b) statutory liens arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent; and (c) minor imperfections of title or similar liens which should not reasonably be expected to adversely affect the Company's ownership or use of its assets.

         PROPRIETARY RIGHTS: trade secrets, copyrights, patents, trademarks, service marks, customer lists, databases and all similar types of intangible property developed, created, or owned by the Company, or used by the Company in connection with the Business, whether or not the same are entitled to legal protection, including without limitation: (a) all designs, methods, inventions and know-how related thereto, (b) all trademarks, trade names (including "Kentucky Environmental Network"), service marks, and copyrights claimed or used by the Company whether or not they have been registered, and (c) all customer lists of the Company and (d) corporate names used by the Company.

         PURCHASE PRICE: the consideration to be paid by Buyer to Sellers for the membership interests as provided in Section 2.01(b).

         REVENUE PERCENTAGE: as defined in Section 2.01(b).

         SALES TRANSACTION DOCUMENTS: the documents, instruments, agreements, etc. referred to in Section 2.01(a).

         TAXES: all net income, gross income, gross receipts, sales and use, ad valorem, franchise, profits, licenses, withholding, payroll, excise, severance, stamp, occupation, property, customs duties or other taxes, fees or charges of any kind whatsoever imposed by a foreign, federal, state, county or local taxing authority together with any interest or penalty thereon.

         TRANSACTIONS: the Sales Transaction and the Redemption Transaction collectively.

         1.02 REFERENCES AND TITLES. All references in this Agreement to Exhibits, Schedules, Articles, Sections, subsections and other subdivisions refer to the corresponding Exhibits, Schedules, Articles, Sections, subsections and other subdivisions of or to this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any Articles, Sections, subsections or other subdivisions of this Agreement are for convenience only, do not constitute any part of this Agreement, and shall be disregarded in construing the language hereof. The words "this Agreement," "herein," "hereby," "hereunder" and "hereof," and words of similar import, refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The words "this Article," "this Section" and "this subsection," and words of similar import, refer only to the Article, Section or subsection hereof in which such words occur. The word "or" is not exclusive, and the word "including" (in its various forms) means including without limitation. Pronouns in masculine, feminine or neuter genders shall be construed to state and include any other gender, and words, terms and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

As used in the representations and warranties contained in this Agreement, the phrase "to the knowledge" of the representing party shall mean that responsible officers of such representing party, individually or collectively, either (a) know that the matter being represented and warranted is true and accurate or (b) have no reason, after reasonable inquiry, to believe that the matter being represented and warranted is not true and accurate.

                                   ARTICLE II
               MEMBERSHIP INTEREST PURCHASE, SALE AND REDEMPTION

         2.01 THE SALES TRANSACTION. (a) At the Effective Time of the Sales Transaction, in accordance with the terms of this Agreement, Sellers shall sell to Buyer, and Buyer shall purchase from Sellers the number of shares of membership interests in the Company set forth opposite each Seller's name in
Schedule 2.01 attached hereto, and Buyer will make payment to Sellers collectively in the amounts indicated in Section 2.01(b) below. The consummation of the Transaction together with the delivery of the various membership interest certificates, assignments, conveyances, officer certificates, agreements, assumptions, opinions and other documents required or contemplated by this Agreement (the "Sales Transaction Documents") is herein called the "Closing."

         (b) The Purchase Price shall consist of the following:

                  (i) Buyer shall pay the sum of $600,000 less the aggregate amount of liabilities of the Company at the Effective Time of the Sales Transaction (offset by the amount of any prepaid expenses of the Company on such date) payable to the joint order of the Sellers at Closing by delivery of a check;

                  (ii) Buyer shall pay Sellers five percent of the gross revenues invoiced and actually collected by Buyer for environmental consulting and remediation services rendered in the State of Kentucky (the "Revenue Percentage") during the period of five years following the date of Closing. Such Revenue Percentage shall not apply to discounts granted to Buyer's customers in the normal course of business, disallowances by any state agency responsible for reimbursement of charges for work invoiced to such agency, revenues received or to be received that are in dispute (until such dispute is resolved and revenues are actually received by Buyer), and revenues deemed by Buyer in its sole discretion to be non-collectable revenues. Revenues collected from engineering and other services not related to environmental consulting and remediation and all other revenues collected by Buyer outside the State of Kentucky shall not be included in the calculation or payment of the Revenue Percentage. The Revenue Percentage shall be payable by the Buyer by check to the joint order of the Sellers within thirty (30) days after the end of the calendar month in which the Buyer receives payment for said services giving rise to said payment obligation hereunder.

         2.02 EFFECTIVE TIME OF THE SALES TRANSACTION. The effective date of Sales Transaction is the Closing Date, and the Sales Transaction shall become effective, subject to the terms and conditions of this Agreement, when the actions and deliveries set forth in Articles VII, VIII and VIV below shall have in all respects been completed. The date and time when the Sales Transaction shall become effective as aforesaid is herein referred to as the "Effective Time of the Sales Transaction" and all items of income, gain, loss and distributions of the Company allocable with respect to the membership interests being conveyed to Buyer hereunder shall be allocated as of said date.

         2.03 REDEMPTION OF REMAINING MEMBERSHIP INTERESTS. Immediately after the transfer of the membership interests in the Company pursuant to Section 2.01, the Sellers shall surrender and transfer to the Company for redemption, all of the remaining shares of membership interests owned by Sellers, so that after said surrender and redemption, the Buyer shall be the sole member of the Company owning all of the outstanding membership interests in the Company. In exchange for the shares of membership interests in the Company surrendered and redeemed under this Section 2.03, the Company shall distribute, assign, pay, convey and transfer to the Sellers the Excluded Assets listed on EXHIBIT A attached hereto and the Sellers shall thereby indemnify and hold Buyer harmless from any and all loss, cost, expense, liabilities, obligations, charges and commitments attributable to the Excluded Assets regardless of whether the same accrue or are incurred before or after the Effective Time of the Sales Transaction.

                                   ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF SELLERS

         Sellers each hereby jointly and severally represent and warrant to Buyer as follows:

         3.01 ORGANIZATION, GOOD STANDING, POWER. The Company is a limited liability company duly organized, validly existing and in good standing under Kentucky law and has the requisite power and authority to carry on its business as it is now being conducted. The Company is duly qualified as a foreign limited liability company to do business, and is in good standing, in each jurisdiction where the character of the properties owned or leased by it, or the nature of its activities, is such that qualification as a foreign limited liability company in that jurisdiction is required by law except for those jurisdictions in which the failure to be so qualified would not, in the aggregate, have a material adverse effect on the Business of the Company.

         3.02 CAPITALIZATION. All of the shares of membership interests of the Company that are outstanding as of the date hereof, or will be outstanding immediately prior to the Effective Time of the Sales Transaction, are or will be duly authorized, validly issued, fully paid and nonassessable, are not or will not be subject to, or issued in violation of, any preemptive rights. Except as set forth above, there are no other membership interests authorized or outstanding, and there are no other agreements, claims or commitments of any nature whatsoever (whether firm or conditional) obligating the Company to issue, transfer, deliver to sell, or cause to be issued, transferred, delivered or sold, additional membership interests or other interests of the Company or obligating the Company to grant, extend or enter into any such agreement or commitment.

         3.03 SUBSIDIARIES. The Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any material equity interest in any firm, partnership, joint venture, association or other entity.

         3.04 AUTHORIZATION OF AGREEMENT. (a) Sellers have all requisite power and authority to enter into and perform all of their obligations under this Agreement. The execution and delivery of this Agreement by Sellers and the consummation by Sellers of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Sellers. This Agreement has been duly executed and delivered by Sellers and constitutes the legal, valid and binding obligation of Sellers, enforceable against Sellers in accordance with its terms except as enforceability may be subject to (i) any applicable bankruptcy, insolvency, reorganization or other law relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (b) Neither the execution and delivery of this Agreement by Sellers nor the consummation of the Transactions and the other transactions contemplated hereby to be performed by Sellers will (i) violate or conflict with any provision of the Articles of Organization or the Operating Agreement of the Company, as currently in effect, or (ii) violate or conflict with any provision of any law, rule, regulation, order, permit, certificate, writ, judgment, injunction, decree, determination, award or other decision of any Governmental Entity, other regulatory or self-regulatory body or association or arbitrator binding upon the Company or the Business, except where such violations or conflicts would not in the aggregate have a material adverse effect on the Business, properties, financial condition or results of operations of the Company or on the ability of Sellers to consummate the transactions contemplated hereby, and except for violations that will be cured, waived or terminated prior to the Effective Time of the Sales Transaction.

         (c) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby to be performed by Sellers will result in a breach of or constitute a default (or with notice or lapse of time or both result in a breach of or constitute a default) under, or give rise to a right of termination, cancellation, acceleration or repurchase of any obligation or a right of first refusal with respect to any material property or asset or a loss of a material benefit or the imposition of a material penalty under, any of the terms, conditions or provisions of:

                  (i) any mortgage, indenture, loan, or credit agreement or any other agreement or instrument evidencing indebtedness for money borrowed to which any of Sellers or the Company is a party or by which it or any of its properties is bound or affected, or pursuant to which any of Sellers or the Company has guaranteed the indebtedness or preferred stock of any person or entity, or

                  (ii) any contract, lease, license, tariff, or other agreement or instrument to which the Company is a party or by which it or any of its properties is bound or affected.

         (d) Neither the execution and delivery by Sellers of this Agreement nor the consummation of the transactions contemplated hereby to be performed by Sellers will result in, nor require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature upon or with respect to any of the properties or other assets now or hereafter owned by the Company except where such would not in the aggregate have a material adverse effect on the Business, properties, financial condition or results of operations of the Company or on the ability of the Company to consummate the transactions contemplated hereby.

         (e) No consent, approval, order, certificate or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Sellers or the Company in connection with the execution and delivery of this Agreement by Sellers or the consummation by Sellers of the transactions contemplated hereby, other than such filings or registrations that, if not made, and such authorizations, consents or approvals, that, if not received, would not in the aggregate have a material adverse effect on the Business, properties, financial condition or results of operations of the Company or on the ability of Sellers to consummate the transactions contemplated hereby.

         (f) The Company has made or obtained each registration, filing, submission, license, permit, certificate, determination or governmental approval necessary to enable it to carry on the Business. All such registrations, filings and submissions with any Governmental Entity relating to the operations of the Company were in material compliance with applicable law when filed, and no material deficiencies have been asserted by any such authority with respect to such registrations, filing or submissions.

         3.05 CONTRACTS AND AGREEMENTS. (a) Before the Closing, Sellers will, or will cause the Company to, provide Buyer access to and the right to copy all contracts, agreements, commitments and instruments, including any and all amendments thereto involving a commitment or obligation on to the party or parties to the contracts, agreements, commitments and instruments of $5,000 or more (the "Material Contracts"), whether written or oral, to which the Company is a party or by which the Company or any of its assets are bound, including, but not limited to, purchase orders and agreements, maintenance agreements, bulk purchase contracts, employment agreements, commission agreements and any contracts, agreements or written arrangements pursuant to which any affiliate of the Company receive any payments from or provide services, supplies, equipment or other materials to, the Company. SCHEDULE 3.05 lists each of the Material Contracts.

         (b) The Company has complied in all material respects with the provisions of all the Material Contracts; the Company is not in material breach or default under, and there is no valid basis for any claim of breach or default under, and there has been no waiver of any breach or default under, any term or provision of any Material Contract; all the Material Contracts are in full force and effect and constitute legal, valid and binding obligations of the respective parties thereto in accordance with their terms. There has been no amendment or modification of any of the Material Contracts, except such amendments that have been delivered to Buyer. The Company is not participating in any discussions or negotiations regarding modification of any of the Material Contracts. The Material Contracts may be assigned to Buyer pursuant to this Agreement and the enforceability of any of the Material Contracts will not be impaired by the consummation of the transactions contemplated in this Agreement.

         3.06 TRADE NAMES, TRADEMARKS, COPYRIGHTS, ETC. The Company has not conducted any part of the Business or utilized any of its assets preceding the date of this Agreement under a trade name, fictitious name or other similar name other than Kentucky Environmental Network, LLC or Kentucky Environmental Network, Inc. There have not been asserted against the

Company any claims that any product, activity or operation of the Company infringes upon or involves, or had resulted in the infringement of, any proprietary right of any other person, corporation or other entity; and no proceedings have been instituted, are pending or are threatened which challenge the rights of the Company with respect thereto, in each case, which would have a material adverse effect on the business, properties, financial condition or results of operations of the Company.

         3.07 PROPRIETARY RIGHTS. The Company possesses full ownership of, or adequate and enforceable long-term licenses or other rights to use (without payment), all Proprietary Rights owned by or registered in the name of and of the Company or used in the Business without any known conflict with the rights of others. The Company has in all material respects performed all of the obligations required to be performed by it, and is not in default in any material respect, under any agreement relating to any Proprietary Right. Proprietary Rights constitute trade secrets of the Company within the meaning of all applicable laws, and, to Sellers' knowledge, the Company has taken all reasonable necessary steps required by law to protect these trade secrets as such. The Company owns or has valid rights to use all Proprietary Rights. No person has made or, to Sellers' knowledge, threatened to make any claims that the operation of the Business is in violation of or infringes any Proprietary Rights or any other proprietary or trade rights of any third person. To Sellers' knowledge, no third person is in violation of or is infringing upon any Proprietary Rights. The Proprietary Rights include all of such rights and interests which are reasonably necessary for the conduct of the Business as it is currently being conducted.

         3.08 TITLE TO PROPERTIES: ABSENCE OF LIENS AND ENCUMBRANCES: LEASES.
(a) The Company has good and marketable title to the material assets (other than Excluded Assets), tangible and intangible, free and clear of all mortgages, liens, pledges, charges and encumbrances of any nature whatsoever except for those liabilities which are recorded on the Financial Statements as such and except for Permitted Encumbrances.

         (b) Except for the lease arrangement for the real property to be replaced by the lease described in Section 9.04, the Company has not entered into any leases or agreements under which the Company is lessee of, or holds or operates, any property owned by any third party and which are to be assumed by Buyer, including in each case, the expiration date of such lease or agreement, the payments to be made thereunder, the details of any option to renew or to purchase thereunder, the name or names of the lessor of each such lease and a brief description of the property covered thereby. Each such lease and agreement is in good standing and is valid and binding in accordance with its terms. The Company and each lessor have in all material respects performed all the obligations required to be performed by them to date and are not in default in any material respect under any such lease or agreement. None of the rights of the Company in such property under any such lease or agreement is subject to termination as the result of the transactions contemplated by this Agreement.

         (c) Except as disclosed in SCHEDULE 3.08, the material items of tangible personal property of the Company are in good operating condition and repair, subject to ordinary wear and tear. The Company is not in violation of any applicable regulation, ordinance or other similar law, order, regulation or requirement relating to the Business or properties (including the placement, installation, operation, configuration, design or maintenance of emissions from such properties) which, if enforced, would materially and adversely affect the Business, properties, financial condition or results of operations.

         3.09 FINANCIAL STATEMENTS; NO ADVERSE CHANGES. Sellers or the Company have delivered to Buyer copies of the Company's unaudited balance sheet as at December 31, 1999, and income statements for the year ended December 31, 1999, and its balances sheet as at June 30, 2000 and income statements for the six months ended June 30, 2000 (the "Financial Statements") copies of which are attached hereto as EXHIBIT B. The Financial Statements are complete in all material respects, present fairly the financial condition of the Company at the dates indicated, and the results of operations for the respective periods indicated, and, except to the extent described in SCHEDULE 3.09 or in such Financial Statements, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis. None of the Financial Statements includes or omits an asset or a liability or obligation of any kind or nature (whether known or unknown and whether absolute, accrued, contingent or other), the inclusion or omission of which would render such Financial Statements materially misleading. The Company has no liabilities (of any kind or nature, whether known or unknown and whether absolute, accrued, contingent or other) that are not adequately reflected or reserved against on the face of the Financial Statements except liabilities incurred since such date in the ordinary course of business and consistent with past practice. Without limiting the foregoing, (a) there are no unpaid leasehold improvements at any of the Company's facilities or locations for which the Company is or will be responsible and (b) there are no deferred rents due to lessors at or with respect to any of such facilities or locations. Since June 30, 2000, other than as contemplated or caused by this Agreement, there has not been (a) any material adverse change in the business, condition (financial or otherwise), operations, or prospects of the Company; (b) any damage, destruction, or loss, whether covered by insurance or not, having a material adverse effect on the Business, condition (financial or otherwise), operations, or prospects of the Company; (c) any entry into or termination of any material commitment, contract, agreement, or transaction (including, without limitation, any material borrowing or capital expenditure or sale or other disposition of any material asset or assets) of or involving the Company other than this Agreement and agreements executed in the ordinary course of business; (d) any redemption, repurchase, or other acquisition for value of Units by the Company, or any issuance of Units of the Company or of securities convertible into or rights to acquire any such Units or any dividend or distribution declared, set aside, or paid on the Units; (e) any transfer of or right granted under any material lease, license, agreement, patent, trademark, trade name, or copyright of the Company; (f) any sale or other disposition of any asset of any of the Company, or any mortgage, pledge, or imposition of any lien or other encumbrance on any asset of the Company, other than in the ordinary course of business, or any agreement relating to any of the foregoing; or (g) any default or breach by the Company in any material respect under any contract, license or permit. Since June 30, 2000, the Company has conducted the Business only in the ordinary and usual course, and, without limiting the foregoing, no changes have been made in (a) executive compensation levels; (b) the manner in which other employees of the Company are compensated;
(c) supplemental benefits provided to any such executives or other employees;
(d) inventory levels in relation to sales levels, except, in any such case, in the ordinary course of business and, in any event, without material adverse effect on the Business, condition (financial or otherwise), operations, or prospects of the Company, or any mortgage, pledge, or imposition of any lien or other encumbrance on any asset of the Company, other than in the ordinary course of business, or any agreement relating to any of the foregoing or (e) any default or breach by the Company in any material respect under any contract, license or permit.

         3.10 INVENTORIES. All inventories of the Company are of a quality and quantity usable and salable in the ordinary course of business, except for obsolete items and items of below-standard quality, all of which, in the aggregate, are immaterial in amount.

         3.11 LABOR MATTERS. There are no activities or controversies, including, without limitation, any labor organizing activities, election petitions or proceedings, proceedings preparatory thereto, unfair labor practice complaints, labor strikes, disputes, slowdowns, or work stoppages, pending or, to the best of the knowledge of Sellers, threatened, between the Company and any of its employees.

         3.12 TAXES. Except as otherwise provided herein, all Taxes due and payable by the Company for all periods ending on or before the date of the Closing have been paid by the Company in full, or have been reserved against in the Financial Statements. There are no federal, state or local tax liens upon any assets of the Company. All returns and reports of Taxes required to be filed by or with respect to the Company or Sellers, on or before the date of the Closing, have been filed by the Company or Sellers, and all Taxes due as shown thereon have been paid by the Company or Sellers. No issues have been raised (or are currently pending) by any governmental authority in connection with any of such returns or reports.

         3.13 EMPLOYEE MATTERS.

         (a) Neither the Company nor any Company subsidiary or other affiliated trade or business, whether or not incorporated (a "Company ERISA Affiliate"), in which any employee or co-employee of any of the Company ERISA Affiliates participates or is covered, that together with the Company would be considered affiliated with the Company under Section 414(b), (c), (m) or (o) of the Internal Revenue Code, as amended (the "Code") or Section 4001(b)(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), has sponsored, maintained or contributed to for the benefit of any person who, as of the Closing, is a current or former employee or subcontractor of the Company or any Company Affiliate any (i) "employee benefit plan," as such term is defined in Section 3(3) of ERISA (each, a "Company Plan"); or (ii) personnel policy, stock option plan, bonus plan or arrangement, incentive award plan or arrangement, vacation policy, severance pay plan, policy, program or agreement, deferred compensation agreement or arrangement, executive compensation or supplemental income arrangement, retiree benefit plan or arrangement, fringe benefit program or practice (whether or not taxable), employee loan, consulting agreement, employment agreement and each other employee benefit plan, agreement, arrangement, program, practice or understanding which is not described in
Section 3.13(a)(i).

         (b) Neither the Company nor any Company ERISA Affiliate contributes to or has an obligation to contribute to, nor has at any time contributed to or had an obligation to contribute to, a multi-employer plan within the meaning of
Section 3(37) of ERISA or any other plan subject to Title IV of ERISA.

         (c) No employee is currently on a leave of absence due to sickness or disability and no claim is pending or expected to be made by an employee, former employee or independent contractor for workers' compensation benefits.

         (d) There exists no condition or set of circumstances in connection with any of the Company or any of the Company ERISA Affiliates that could be expected to result in liability reasonably likely to have a material adverse effect on the Company under ERISA, the Code or any other applicable law. There are no unfunded benefit obligations which have not been accounted for by reserves, or otherwise properly footnoted in accordance with generally accepted accounting principles, on the financial statements of the Company, which obligations are reasonably likely to have a material adverse effect on the Company.

         (e) Neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in any payment becoming due to any employee or group of employees of any of the Company.

         3.14 LITIGATION.

         (a) There is no claim, action, suit, proceeding, arbitration, investigation or inquiry now pending or, to the knowledge of any of Sellers, threatened against, relating to or affecting the Company or the assets, properties or the Business of the Company or that questions the validity of this Agreement or affects the transactions contemplated herein; nor is there any basis for any such claim, action, suit, proceeding, arbitration, investigation or inquiry.

         (b) Neither the Company nor any of its directors, managers, officers or employees, if any, has been permanently or temporarily enjoined or prohibited by order, judgment or decree of any Governmental Entity, other regulatory or self-regulatory body or association, or arbitrator from engaging in or continuing any conduct or practice in connection with the Business engaged in by the Company.

         (c) There is not in existence any order, judgment or decree of any Governmental Entity, other regulatory or self-regulatory body or association or arbitrator enjoining or prohibiting Sellers or the Company from taking, or requiring Sellers or the Company to take, any action of any kind or to which the Company or any of the Business, or any of the properties or assets material to the operations of the Business, are subject or bound.

         (d) The Company is not in default in any respect under any order, writ, injunction or decree of any Governmental Entity, other regulatory or self-regulatory body or association or arbitrator.

         3.15 INSURANCE. SCHEDULE 3.15 lists each insurance policy maintained the Company on any of its properties including the coverage and deductible amounts and expiration dates. The insurance coverage maintained by the Company at the date of this Agreement is in the judgment of Sellers adequate in scope and amount in view of the properties owned and operations carried on by it. The Company has complied in all material respects with the provisions of all such policies. All of the policies listed on SCHEDULE 3.15 will remain in full force and effect following the Transactions in favor of the Company and/or Buyer.

         3.16 BROKERS AND FINDERS. Except for the managers, directors or officers, if any, of the Company, no person has acted on behalf of Sellers or the Company in connection with any negotiations relative to this Agreement and the transactions contemplated hereby. No person has a valid claim for a brokerage commission, finder's fee or other like payment against Buyer, Sellers or the Company based upon any arrangement or agreement or other action taken made by or on behalf of Sellers or the Company.

         3.17 COMPLIANCE WITH LAWS. Except where it would not have a material adverse effect upon the Company, or the Business, properties, financial condition or results of operations:

         (a) The Company is in compliance in all material respects with all Legal Requirements applicable to any of its properties or assets and/or the ownership, operation and use thereof, and none of Sellers or the Company has received notice of any noncompliance or alleged noncompliance with any Legal Requirement relating or applicable to any of its properties or assets or to the operation of the Business, the existence or enforcement of which would have a material adverse effect on the Buyer's ability to operate them on the same basis as currently conducted and operated or which would require the payment of refunds, fines, penalties or restitution in respect of matters occurring prior to the Effective Time of the Transaction, including, without limitation, any Legal Requirement relating to (i) wages, hours, hiring, non-discrimination, promotion, retirement, benefits, pensions or working conditions, (ii) air, water, noise, odor or solid or liquid waste (including the generation, treatment, storage, disposal or transportation thereof), (iii) health and safety, (iv) zoning, (v) the production, processing, advertising, sales or warranty of products or services of its Business or (vi) trade or antitrust regulations.

         (b) Without limiting the generality of the foregoing, there exists no noncompliance with, or any condition which would result in liability under, any applicable Legal Requirements relating to air, water, noise, odor, solid or liquid waste (including the generation, treatment, storage, disposal or transportation thereof) or health and safety, which would have a material adverse effect on Buyer's ability to operate the Business of any of the Company subsequent to the Effective Time of the Transaction on substantially the same basis as currently conducted and operated or would require the payment of fines, penalties or remedial expenditures in respect of facts, conditions or matters occurring or existing prior to the Effective Time of the Transaction.

         (c) The Company has not handled, treated, stored or disposed of, or arranged for the handling, treatment, storage or disposal of any wastes or toxic or hazardous substances or hazardous wastes on any of its real property or, as to wastes and substances generated by the Business off such real property, except in compliance with all Legal Requirements in effect at the time such activity was taken.

         3.18 PERMITS AND LICENSES. SCHEDULE 3.18 sets forth all permits, licenses, certificates, authorizations and approvals granted by any Governmental Entity and used or held for use in connection with the Business other than sales tax permits, certificates of occupancy, and certificates of corporate authority (the "Scheduled Permits"). The Scheduled Permits, the Company's occupancy certificates, sales tax permits and certificates of corporate authority constitute all permits, licenses, certificates, authorizations and approvals necessary for the continued ownership, use and operation of the Business in all material respects in the manner heretofore owned, used and operated by the Company. All fees and other payments due and owing in connection with the Scheduled Permits have been paid in full, and there are no unpaid fees or other payments that could cause the lapse or revocation of any of the Scheduled Permits.

         3.19 BILLS AND INVOICES. All bills and other payments due and payable by the Company with respect to the Company's assets and the Business have been or will be paid in full in the ordinary course of business, and no labor, material or services have been provided or performed with respect to the Company's assets that have not been or will not be paid in full.

         3.20 SUPPLIERS. SCHEDULE 3.20 contains a complete and accurate list of the 25 largest suppliers to the Company (based on 1999 purchases), together with the volume of the purchases made from such suppliers during 1999. To Sellers' knowledge, none of such suppliers intends to cease selling to the Company or to materially alter the amount of such sales as a result of the transactions contemplated hereby or otherwise.

         3.21 UNTRUE STATEMENTS. This Agreement and the exhibits, schedules and appendices hereto, the Financial Statements and all other documents and information furnished by Sellers or the Company or any of their respective Affiliates or representatives to Buyer or its representatives pursuant hereto or in connection herewith does not include and will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements made herein and therein not misleading. There are no facts specific to the Company (and not relating to the industry, governmental regulation, the economy or market conditions, weather or other such matters which would affect the Company and all other similar or competitive businesses generally)which materially and adversely affect or, so far as Sellers can now reasonably foresee, will materially and adversely affect the business, prospects, operations or principal properties of the Company or the ability of any party to perform its obligations under this Agreement.

         3.22 ACTIONS SINCE JUNE 30, 2000. Since June 30, 2000, neither Sellers nor the Company has taken any actions that would be prohibited under the provisions of this Agreement (without the prior consent of Buyer) after the date of this Agreement.

         3.23 COMPANY'S ASSETS SUFFICIENT TO CONDUCT BUSINESS OF THE COMPANY. The Company's assets include, and after the distribution of the Excluded Assets to Sellers pursuant to the Redemption Transaction will continue to include, all of the property, equipment, facilities, rights, permits, licenses and other requirements for Buyer to be able to conduct the Business.

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF BUYER

         BUYER HEREBY REPRESENTS AND WARRANTS TO SELLERS AS FOLLOWS:

         4.01 ORGANIZATION, GOOD STANDING, POWER.

         (a) BUYER IS A CORPORATION DULY ORGANIZED, VALIDLY EXISTING AND IN GOOD STANDING UNDER OKLAHOMA LAW AND HAS ALL REQUISITE CORPORATE POWER AND AUTHORITY TO ENTER INTO AND PERFORM ALL OF ITS OBLIGATIONS UNDER THIS AGREEMENT. THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY BUYER AND THE CONSUMMATION BY BUYER OF THE TRANSACTIONS CONTEMPLATED HEREBY HAVE BEEN DULY AUTHORIZED BY ALL NECESSARY CORPORATE ACTION ON THE PART OF BUYER. THIS AGREEMENT HAS BEEN DULY EXECUTED AND DELIVERED BY BUYER AND CONSTITUTES THE LEGAL, VALID AND BINDING OBLIGATION OF BUYER, ENFORCEABLE AGAINST BUYER IN ACCORDANCE WITH ITS TERMS EXCEPT AS ENFORCEABILITY MAY BE SUBJECT TO (i) ANY APPLICABLE BANKRUPTCY, INSOLVENCY, REORGANIZATION OR OTHER LAW RELATING TO OR AFFECTING CREDITORS' RIGHTS GENERALLY AND (ii) GENERAL PRINCIPLES OF EQUITY (REGARDLESS OF WHETHER SUCH ENFORCEABILITY IS CONSIDERED IN A PROCEEDING IN EQUITY OR AT LAW).

         (b) NEITHER THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY BUYER NOR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY TO BE PERFORMED BY BUYER WILL (i) VIOLATE OR CONFLICT WITH ANY PROVISION OF THE ARTICLES OF ORGANIZATION OR OPERATING AGREEMENT, AS CURRENTLY IN EFFECT, OF BUYER OR (ii) VIOLATE OR CONFLICT WITH ANY PROVISION OF ANY LAW, RULE, REGULATION, ORDER, PERMIT, CERTIFICATE, WRIT, JUDGMENT, INJUNCTION, DECREE, DETERMINATION, AWARD OR OTHER DECISION OF ANY GOVERNMENTAL ENTITY, OTHER REGULATORY OR SELF-REGULATORY BODY OR ASSOCIATION OR ARBITRATOR BINDING UPON BUYER OR ANY OF ITS PROPERTIES, EXCEPT WHERE SUCH VIOLATIONS OR CONFLICTS WOULD NOT IN THE AGGREGATE HAVE A MATERIAL ADVERSE EFFECT ON THE BUSINESS, FINANCIAL CONDITION OR PROPERTIES OF BUYER OR ON THE ABILITY OF BUYER TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREBY AND EXCEPT FOR VIOLATIONS THAT WILL BE CURED, WAIVED OR TERMINATED PRIOR TO THE EFFECTIVE TIME OF THE TRANSACTION.

         (c) NO CONSENT, APPROVAL, ORDER OR AUTHORIZATION OF, OR REGISTRATION, DECLARATION OR FILING WITH, ANY GOVERNMENTAL ENTITY IS REQUIRED BY OR WITH RESPECT TO BUYER IN

CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY BUYER OR THE CONSUMMATION BY BUYER OF THE TRANSACTIONS CONTEMPLATED HEREBY SUCH FILINGS OR REGISTRATIONS WHICH, IF NOT MADE, AND SUCH AUTHORIZATIONS, CONSENTS OR APPROVALS WHICH, IF NOT RECEIVED, WOULD NOT HAVE ANY MATERIAL ADVERSE EFFECT ON THE BUSINESS, FINANCIAL CONDITION, OR PROPERTIES OF BUYER OR ON THE ABILITY OF BUYER TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREBY.

         4.02 BROKERS AND FINDERS. EXCEPT FOR THE OFFICERS AND DIRECTORS OF BUYER, NO PERSON HAS ACTED ON BEHALF OF BUYER IN CONNECTION WITH ANY NEGOTIATIONS RELATIVE TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. NO PERSON HAS A VALID CLAIM FOR A BROKERAGE COMMISSION, FINDER'S FEE OR OTHER LIKE PAYMENT AGAINST SELLERS, BUYER OR THE COMPANY BASED UPON ANY ARRANGEMENT OR AGREEMENT MADE OR OTHER ACTION TAKEN BY OR ON BEHALF OF BUYER.

ARTICLE V
COVENANTS OF SELLERS

INTENTIONALLY DELETED.

ARTICLE VI
COVENANTS OF BUYER

INTENTIONALLY DELETED.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS
OF BUYER AND SELLERS

         NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, THE OBLIGATION OF EACH OF BUYER AND SELLERS TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE SUBJECT TO THE FULFILLMENT, PRIOR TO OR AT THE EFFECTIVE TIME OF THE TRANSACTION, OF EACH OF THE FOLLOWING CONDITIONS PRECEDENT, ANY ONE OF WHICH MAY BE WAIVED BY SUCH ENTITY OR INDIVIDUAL:

         7.01 CONSENTS AND APPROVALS. ALL APPROVALS OF, AND CONSENTS BY ALL GOVERNMENTAL ENTITIES AND OTHER PERSONS, AND ALL PERMITS BY AND ALL FILINGS WITH AND SUBMISSIONS TO ALL SUCH GOVERNMENTAL ENTITIES AND OTHER PERSONS AS MAY BE REQUIRED FOR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, SHALL HAVE BEEN OBTAINED OR MADE AND REASONABLY SATISFACTORY EVIDENCE THEREOF SHALL HAVE BEEN RECEIVED.

         7.02 CERTAIN ACTIONS, ETC. THERE SHALL NOT HAVE BEEN INSTITUTED AND BE CONTINUING OR THREATENED AGAINST BUYER, SELLERS OR THE COMPANY OR ANY OF THEIR RESPECTIVE DIRECTORS, MANAGERS OR OFFICERS, IF ANY, ANY ACTION, SUIT OR PROCEEDING BY OR BEFORE ANY GOVERNMENTAL ENTITY THAT WOULD (a) RESTRAIN, PROHIBIT OR INVALIDATE, OR RESULT IN THE PAYMENT OF SUBSTANTIAL DAMAGES IN RESPECT OF, THE TRANSACTION OR ANY OTHER TRANSACTION CONTEMPLATED

BY THIS AGREEMENT OR (b) IMPOSE OR CONFIRM MATERIAL LIMITATIONS ON THE ABILITY OF BUYER EFFECTIVELY TO EXERCISE FULL RIGHTS OF OWNERSHIP OF THE COMPANY'S ASSETS.

ARTICLE VIII
CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER

         NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, THE OBLIGATION OF BUYER TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE SUBJECT TO THE FULFILLMENT, PRIOR TO OR AT THE EFFECTIVE TIME OF THE TRANSACTION, OF EACH OF THE FOLLOWING CONDITIONS PRECEDENT, ANY ONE OF WHICH MAY BE WAIVED BY BUYER:

         8.01 ACCURACY OF REPRESENTATIONS AND WARRANTIES. THE REPRESENTATIONS AND WARRANTIES OF SELLERS SET FORTH IN ARTICLE III SHALL BE TRUE AND CORRECT IN ALL MATERIAL RESPECTS AS OF THE DATE OF THIS AGREEMENT AND AS OF THE EFFECTIVE TIME OF THE SALES TRANSACTION WITH THE SAME EFFECT AS THOUGH SUCH REPRESENTATIONS AND WARRANTIES HAD BEEN MADE AT AND AS OF THE EFFECTIVE TIME OF THE SALES TRANSACTION EXCEPT FOR SUCH CHANGES WITH RESPECT THERETO WHICH ARE CONTEMPLATED BY THIS AGREEMENT OR THE PASSAGE OF TIME.

         8.02 PERFORMANCE OF COVENANTS, AGREEMENTS AND CONDITIONS. SELLERS AND THE COMPANY SHALL HAVE DULY PERFORMED, COMPLIED WITH AND SATISFIED IN ALL MATERIAL RESPECTS ALL COVENANTS, AGREEMENTS AND CONDITIONS REQUIRED BY THIS AGREEMENT TO BE PERFORMED, COMPLIED WITH OR SATISFIED BY THEM AT OR PRIOR TO THE EFFECTIVE TIME OF THE TRANSACTION.

         8.03 CLOSING CERTIFICATES. BUYER SHALL HAVE RECEIVED (a) A CERTIFICATE, DATED THE DATE OF THE EFFECTIVE TIME OF THE TRANSACTION AND SIGNED BY SELLERS, TO THE EFFECT SET FORTH IN SECTIONS 8.01 AND 8.02 AND (b) SUCH OTHER CERTIFICATES, INSTRUMENTS AND DOCUMENTS AS SHALL BE REASONABLY REQUESTED BY BUYER FOR THE PURPOSE OF VERIFYING THE ACCURACY OF SUCH REPRESENTATIONS AND WARRANTIES AND THE PERFORMANCE AND SATISFACTION OF SUCH COVENANTS AND CONDITIONS.

         8.04 NON-COMPETE, EMPLOYMENT AND OTHER AGREEMENTS. AT OR PRIOR TO THE EFFECTIVE TIME OF THE TRANSACTION, SELLERS SHALL HAVE ENTERED INTO A NON-COMPETE AGREEMENT WITH BUYER SUBSTANTIALLY IN THE FORM OF EXHIBIT D HERETO AND GLENN MICHAEL BLACKBURN SHALL HAVE ENTERED INTO AN EMPLOYMENT AGREEMENT WITH BUYER SUBSTANTIALLY IN THE FORM OF EXHIBIT E TO THIS AGREEMENT

         8.05 LEGAL OPINION. BUYER SHALL HAVE RECEIVED FROM COUNSEL TO SELLERS, AN OPINION, DATED THE CLOSING DATE, IN FORM AND SUBSTANCE SATISFACTORY TO BUYER AND ITS COUNSEL SUBSTANTIALLY IN THE FORM ATTACHED HERETO AS EXHIBIT F.

         8.06 CONSENTS. ALL CONSENTS, APPROVALS AND WAIVERS FROM GOVERNMENTAL ENTITIES AND OTHER PERSONS NECESSARY TO PERMIT SELLERS TO TRANSFER THE UNITS TO BUYER AS CONTEMPLATED BY THIS AGREEMENT SHALL HAVE BEEN OBTAINED, INCLUDING THE WRITTEN CONSENT OF

THE LESSOR IN THE BETSY LAYNE LEASE TO BUYER'S ASSUMPTION OF THE OBLIGATIONS SET FORTH THEREIN.

         8.07 DELIVERY OF ASSIGNMENTS. SELLERS SHALL HAVE EXECUTED, ACKNOWLEDGED (IF APPROPRIATE) AND DELIVERED TO BUYER ALL ASSIGNMENTS AND SUCH OTHER INSTRUMENTS OF SALE, TRANSFER, CONVEYANCE, AND ASSIGNMENT AS BUYER AND ITS COUNSEL MAY REQUEST.

ARTICLE IX
CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLERS

         NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, THE OBLIGATIONS OF SELLERS TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREUNDER SHALL BE SUBJECT TO THE FULFILLMENT, PRIOR TO OR AT THE EFFECTIVE TIME OF THE TRANSACTION, OF EACH OF THE FOLLOWING CONDITIONS PRECEDENT, ANY ONE OF WHICH MAY BE WAIVED BY SELLERS.

         9.01 ACCURACY OF REPRESENTATIONS AND WARRANTIES. THE REPRESENTATIONS AND WARRANTIES OF BUYER SET FORTH IN ARTICLE IV SHALL BE TRUE AND CORRECT IN ALL MATERIAL RESPECTS AS OF THE DATE OF THIS AGREEMENT AND AS OF THE EFFECTIVE TIME OF THE TRANSACTION WITH THE SAME EFFECT AS THOUGH SUCH REPRESENTATIONS AND WARRANTIES HAD BEEN MADE AT AND AS OF THE EFFECTIVE TIME OF THE TRANSACTION EXCEPT FOR SUCH CHANGES WITH RESPECT THERETO WHICH ARE CONTEMPLATED BY THIS AGREEMENT OR THE PASSAGE OF TIME.

         9.02 PERFORMANCE OF COVENANTS, AGREEMENTS AND CONDITIONS. BUYER SHALL HAVE DULY PERFORMED, COMPLIED WITH AND SATISFIED ALL COVENANTS, AGREEMENTS AND CONDITIONS REQUIRED BY THIS AGREEMENT TO BE PERFORMED, COMPLIED WITH OR SATISFIED BY IT, AT OR PRIOR TO THE EFFECTIVE TIME OF THE TRANSACTION.

         9.03 OFFICERS' CERTIFICATES, ETC. SELLERS SHALL HAVE RECEIVED (a) CERTIFICATES, DATED THE DATE OF THE EFFECTIVE TIME OF THE TRANSACTION AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF BUYER, TO THE EFFECT SET FORTH IN SECTIONS
9.01 AND 9.02 AND (b) SUCH OTHER CERTIFICATES, INSTRUMENTS AND DOCUMENTS AS SHALL BE REASONABLY REQUESTED BY SELLERS FOR THE PURPOSE OF VERIFYING THE ACCURACY OF SUCH REPRESENTATIONS AND WARRANTIES AND THE PERFORMANCE AND SATISFACTION OF SUCH COVENANTS AND CONDITIONS.

         9.04 LEASE OF REAL ESTATE. BUYER SHALL HAVE ENTERED INTO A LEASE AGREEMENT EFFECTIVE AS OF THE DATE OF CLOSING BETWEEN BUYER, AS LESSEE, AND GLENN MICHAEL BLACKBURN, AS LESSOR, WITH RESPECT TO THE LEASE OF REAL ESTATE (BUILDINGS AND LAND) OWNED BY LESSOR AND LOCATED AT BETSY LAYNE, KENTUCKY IN THE FORM OF EXHIBIT C HERETO.

ARTICLE X
TERMINATION AND WAIVER

INTENTIONALLY DELETED.

ARTICLE XI
OTHER AGREEMENTS; SURVIVAL
OF REPRESENTATIONS AND WARRANTIES

         11.01 CONFIDENTIALITY. EXCEPT AS MAY BE REQUIRED TO COMPLY WITH APPLICABLE LAW AND REGULATIONS OR TO OBTAIN REQUIRED REGULATORY APPROVALS TO CONSUMMATE THIS TRANSACTION, WHETHER STATE, FEDERAL OR FOREIGN, AND EXCEPT AS REQUIRED TO OBTAIN OR COMPLY WITH EXPRESS OBLIGATIONS UNDER THIS AGREEMENT, EACH OF THE PARTIES HERETO WILL USE ITS BEST EFFORTS TO KEEP CONFIDENTIAL ANY AND ALL INFORMATION RELATING TO THIS TRANSACTION AND TO ONE ANOTHER AND WILL INSTRUCT ITS MANAGERS, OFFICERS, EMPLOYEES AND OTHER REPRESENTATIVES HAVING ACCESS TO SUCH INFORMATION OF SUCH OBLIGATION OF CONFIDENTIALITY. IN THE EVENT THE TRANSACTIONS CONTEMPLATED HEREIN ARE NOT CONSUMMATED, EACH OF THE PARTIES HERETO SHALL RETURN ALL DOCUMENTS, INCLUDING ANY COPIES THEREOF, TO THE PARTY WHICH PROVIDED THE SAME.

         11.02 PUBLIC ANNOUNCEMENTS. NONE OF THE PARTIES HERETO WILL MAKE ANY PUBLIC ANNOUNCEMENT REGARDING THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT WITHOUT PRIOR APPROVAL OF THE OTHER, EXCEPT AS MAY OTHERWISE BE REQUIRED BY LAW OR REGULATION.

         11.03 ADDITIONAL AGREEMENTS. SUBJECT TO THIS AGREEMENT, EACH OF THE PARTIES AGREES TO USE ITS BEST EFFORTS TO TAKE, OR CAUSE TO BE TAKEN, ALL ACTION AND TO DO, OR CAUSE TO BE DONE, ALL THINGS NECESSARY, PROPER OR ADVISABLE UNDER APPLICABLE LAWS AND REGULATIONS TO CONSUMMATE AND MAKE EFFECTIVE THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. IF AT ANY TIME AFTER THE EFFECTIVE TIME OF THE TRANSACTION ANY FURTHER ACTION IS NECESSARY OR DESIRABLE TO CARRY OUT THE PURPOSES OF THIS AGREEMENT, EACH INDIVIDUAL WHO IS A PARTY TO THIS AGREEMENT AND THE PROPER OFFICERS AND DIRECTORS OF EACH CORPORATION THAT IS A PARTY TO THIS AGREEMENT WILL TAKE ALL SUCH NECESSARY ACTION.

         11.04 FORWARDING PAYMENTS AND PROPERTY. If any party receives any payments or property after the Closing to which any of the other parties hereto are entitled under the terms of this Agreement, the recipient shall promptly forward the same to the party entitled thereto.

         11.05 AVAILABLE REMEDIES. EACH PARTY EXPRESSLY AGREES THAT, CONSISTENT WITH ITS INTENTION AND AGREEMENT TO BE BOUND BY THE TERMS OF THIS AGREEMENT APPLICABLE TO HIM OR IT AND TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREBY, SUBJECT ONLY TO THE PERFORMANCE OR SATISFACTION OF CONDITIONS PRECEDENT, THE REMEDY OF SPECIFIC PERFORMANCE SHALL BE AVAILABLE TO A NON-BREACHING AND NON-DEFAULTING PARTY TO ENFORCE PERFORMANCE OF THIS AGREEMENT BY A BREACHING OR DEFAULTING PARTY, INCLUDING, WITHOUT LIMITATION, TO REQUIRE THE CONSUMMATION OF THE CLOSING PURSUANT TO SECTION 2.01.

         11.06    SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION.

         (a) BY SELLERS. Sellers, jointly and severally, agree to indemnify, defend and hold Buyer and its Affiliates harmless from and against any and all losses, liabilities, claims, demands, damages, costs and expenses (including reasonable attorneys' fees and disbursements) of every


                                  -xviii-
kind, nature and description (collectively, "Claims") sustained by Buyer or any of its Affiliates based upon, arising out of or otherwise in respect of
(i) the inaccuracy of any representation or warranty of Sellers contained in this Agreement or in any certificate, agreement, document or instrument delivered pursuant to this Agreement, or (ii) the breach of any covenant or agreement, of Sellers contained in this Agreement or in any certificate, document or instrument delivered pursuant to this Agreement (other than the non-competition agreement, employment agreements and lease agreement since only the persons which are parties thereto shall have any liability, commitment or obligations thereunder) except, that Sellers shall have no liability pursuant to Section 11.06(a)(i) for the first $15,000 of aggregate Claims (the "Buyer Basket") and the total amount of such liability shall not exceed an amount equal to the Purchase Price.

         (b) BY BUYER. Buyer agrees to indemnify, defend and hold Sellers harmless from and against any and all Claims sustained by Sellers based upon, arising out of or otherwise in respect of (i) the inaccuracy of any representation or warranty of Buyer contained in this Agreement or in any certificate, agreement, document or instrument delivered pursuant to this Agreement, or (ii) the breach of any covenant or agreement, of Buyer contained in this Agreement or in any certificate, agreement, document or instrument delivered pursuant to this Agreement, or (iii) the ownership, management or use of the Company Assets after the Closing, unless and to the extent that such Claim arises solely from any action of Sellers after the Closing; provided, however, that Buyer shall have no liability pursuant to Section 11.06(b)(i) for the first $15,000 of aggregate Claims (the "Sellers Basket")") and the total amount of such liability shall not exceed an amount equal to the Purchase Price.

         (c) NOTIFICATION AND DEFENSE OF CLAIMS. Any party seeking information or reimbursement for Claims hereunder (the "Indemnified Party") shall as promptly as practicable notify the party from which such indemnification is sought (the "Indemnifying Party") upon which the Indemnified Party intends to base a claim for indemnification or reimbursement hereunder; provided, however, that the failure of an Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability under this Agreement to the Indemnified Party with respect to such Claim except to the extent the Indemnifying Party is actually prejudiced or damaged by the failure to receive timely notice. In the event of any claims for indemnification or reimbursement, the Indemnifying Party, at its option, may assume (with legal counsel reasonably acceptable to the Indemnified Party) the defense of any claim, demand, lawsuit or other Proceeding brought against the Indemnified Party, which claim, demand, lawsuit or other Proceeding may give rise to the indemnity or reimbursement obligation of the Indemnifying Party hereunder, and may assert any defense of any party; provided, however, that the Indemnified Party shall have the right at its own expense to participate jointly with the Indemnifying Party in the defense of any claim, demand, lawsuit or other Proceeding in connection with which the Indemnified Party claims indemnification or reimbursement hereunder. Notwithstanding the right of an Indemnified Party so to participate, the Indemnifying Party shall have the sole right to settle or otherwise dispose of such claim, demand, lawsuit or other Proceeding on such terms as the Indemnifying Party, in its sole discretion, shall deem appropriate with respect to any issue involved in such claim, demand, lawsuit or other Proceeding as to which (i) the Indemnifying Party shall have acknowledged the obligation to indemnify the Indemnified Party hereunder and the settlement is solely for cash or (ii) the Indemnified Party shall have declined so to participate and, in either case, the Indemnified Party is provided a full and complete release of Claims.

         (d) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties to this Agreement shall survive the Closing Date and shall remain in full force and effect for a period of three years following the Closing Date; provided, that (i) the representations and warranties related to Tax matters shall survive until the applicable statute of limitations for any potential Tax liability has expired, and (ii) representations and warranties related to environmental claims shall survive indefinitely. The period during which the representations and warranties shall survive shall be referred to herein with respect to such representations and warranties as the "Survival Period"., The Survival Period shall be extended with respect to any claim for indemnification under Section 11.06 hereof if a written notice asserting the claim shall have been duly given in accordance with Article XI hereof within the Survival Period with respect to such matter. Any claim for indemnification made during the Survival Period shall be valid and the representations and warranties relating thereto shall remain in effect for purposes of such indemnification notwithstanding that such claim may not be resolved within the Survival Period. All representations, warranties and covenants and agreements made by the parties shall not be affected by any investigation heretofore or hereafter made by and on behalf of any of them and shall not be deemed merged into any instruments or agreements delivered in connection with this Agreement or otherwise in connection with the transactions contemplated hereby.

         (e) EXCLUSIVE RIGHTS AND REMEDIES. The rights and remedies provided in this Section 11.06 shall be the exclusive rights and remedies, contractual or otherwise, of the indemnified Persons with respect to breaches of the representations, warranties, covenants and agreements contained in this Agreement.

         11.07 ACTIONS OF THE PARTIES AFTER THE CLOSING. THE PARTIES HERETO AGREE THAT AFTER THE CLOSING, THEY WILL TAKE THE ACTIONS DESCRIBED IN THIS
SECTION 11.07.

         (a) SELLERS ACKNOWLEDGE AND AGREE THAT FROM AND AFTER THE CLOSING, BUYER WILL BE ENTITLED TO ORIGINALS OF ALL TITLE DOCUMENTS AND COPIES OF ALL OTHER DOCUMENTS, BOOKS, RECORDS (INCLUDING TAX RECORDS), AGREEMENTS, AND FINANCIAL DATA OF ANY SORT RELATING TO THE BUSINESS AND COMPANY'S ASSETS.

         (b) IN THE EVENT AND FOR SO LONG AS ANY PARTY ACTIVELY IS CONTESTING OR DEFENDING AGAINST ANY ACTION, SUIT, PROCEEDING, HEARING, INVESTIGATION, CHARGE, COMPLAINT, CLAIM, OR DEMAND IN CONNECTION WITH (i) ANY TRANSACTION CONTEMPLATED UNDER THIS AGREEMENT OR (ii) ANY FACT, SITUATION, CIRCUMSTANCE, STATUS, CONDITION, ACTIVITY, PRACTICE, PLAN, OCCURRENCE, EVENT, INCIDENT, ACTION, FAILURE TO ACT, OR TRANSACTION ON OR PRIOR TO THE CLOSING DATE INVOLVING THE BUSINESS OR THE COMPANY'S ASSETS, THE OTHER PARTY WILL TO THE EXTENT REASONABLY PRACTICABLE COOPERATE WITH THE CONTESTING OR DEFENDING PARTY AND ITS COUNSEL IN THE CONTEST OR DEFENSE, MAKE AVAILABLE ITS PERSONNEL, AND PROVIDE SUCH TESTIMONY AND ACCESS TO ITS BOOKS AND RECORDS AS SHALL BE NECESSARY IN CONNECTION WITH THE CONTEST OR DEFENSE, ALL AT THE SOLE COST AND EXPENSE OF THE CONTESTING OR DEFENDING PARTY. HOWEVER, WITH RESPECT TO

ANY SUCH INFORMATION AS TO WHICH THE CONTESTING OR DEFENDING PARTY MAY REASONABLY ASSERT THAT THE DISCLOSURE PURSUANT HERETO WOULD WAIVE A PRIVILEGE, THE PARTIES WILL USE THEIR REASONABLE EFFORTS TO DEVELOP PROCEDURES TO MAINTAIN SUCH PRIVILEGE.

         (c) SELLERS WILL NOT TAKE ANY ACTION THAT IS DESIGNED OR INTENDED TO HAVE THE EFFECT OF DISCOURAGING ANY LESSOR, LICENSOR, CUSTOMER, SUPPLIER, OR OTHER BUSINESS ASSOCIATE OF THE COMPANY FROM MAINTAINING THE SAME BUSINESS RELATIONSHIPS WITH BUYER AFTER THE CLOSING AS IT MAINTAINED WITH THE COMPANY PRIOR TO THE CLOSING. THE SELLERS WILL REFER ALL CUSTOMER INQUIRIES RELATING TO THE BUSINESS TO BUYER FROM AND AFTER THE CLOSING.

         (d) SELLERS AGREE THAT AFTER THE CLOSING DATE ANY FACTS, INFORMATION, KNOW-HOW, PROCESSES, TRADE SECRETS, CUSTOMER LISTS OR CONFIDENTIAL MATTERS THAT RELATE IN ANY WAY TO THE COMPANY'S ASSETS SHALL BE MAINTAINED IN CONFIDENCE AND SHALL NOT BE DIVULGED BY SELLERS TO ANY PARTY UNLESS AND UNTIL THEY SHALL BECOME PUBLIC KNOWLEDGE (OTHER THAN BY DISCLOSURE BY SELLERS OR THE COMPANY'S MANAGERS, DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS, IF ANY) OR AS REQUIRED BY LAW. SELLERS FURTHER AGREE TO USE THEIR BEST EFFORTS TO ENSURE THAT NONE OF THE COMPANY'S MANAGERS, DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS, IF ANY, DIVULGE ANY SUCH CONFIDENTIAL INFORMATION TO A THIRD PARTY OR USE THE SAME FOR THE BENEFIT OF SELLERS, ANY SUCH MANAGER, DIRECTOR, OFFICER, EMPLOYEE OR AGENT, IF ANY, OR ANY OTHER THIRD PARTY, UNLESS AND UNTIL IT SHALL HAVE BECOME PUBLIC KNOWLEDGE (OTHER THAN BY DISCLOSURE BY SELLERS OR THE COMPANY'S MANAGERS, DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS, IF ANY). BUYER SHALL HAVE THE RIGHT TO INTERVIEW THE COMPANY'S EMPLOYEES FOR THE PURPOSE OF OBTAINING INFORMATION CONCERNING THE BUSINESS AND SELLERS HEREBY WAIVE ANY RIGHT, CLAIM, OR CAUSE OF ACTION, EXPRESS OR IMPLIED, WHICH SELLERS MAY HAVE AGAINST ANY OF THE COMPANY'S MANAGERS, DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS, IF ANY, BY REASON OF ANY SUCH MANAGER, DIRECTOR, OFFICER, EMPLOYEE OR AGENT, IF ANY, DIVULGING TO BUYER AFTER THE CLOSING DATE ANY FACTS, INFORMATION, KNOW-HOW, PROCESSES, TRADE SECRETS, CUSTOMER LISTS OR SIMILAR CONFIDENTIAL MATTERS THAT RELATE TO THE BUSINESS OR THE COMPANY'S ASSETS.

         (e) FROM AND AFTER THE CLOSING DATE, SELLERS AGREE NOT TO USE THE NAME "KENTUCKY ENVIRONMENTAL NETWORK" OR ANY DECEPTIVELY SIMILAR NAME OR RELATED PROPRIETARY RIGHTS AND SHALL PROVIDE TO OR AT THE REQUEST OF BUYER ANY CONSENT, WAIVER OR APPROVAL OF SELLERS OR PERSONS OR ENTITIES CONTROLLED BY SELLERS THAT MAY BE REQUIRED OR ADVISABLE IN CONNECTION WITH BUYER'S USE OF SUCH NAME.

ARTICLE XII
MISCELLANEOUS

         12.01 CLOSING. SUBJECT TO THE TERMS AND CONDITIONS HEREOF, THE CLOSING OF THE TRANSACTIONS CONTEMPLATED HEREBY SHALL TAKE PLACE AT THE OFFICES OF APOLLO OIL IN WINCHESTER, KENTUCKY, AT 9:30 AM., CENTRAL DAYLIGHT TIME, ON SEPTEMBER 28, 2000, OR AT SUCH OTHER PLACE AND TIME AS THE PARTIES HERETO SHALL AGREE.

         12.02 EXPENSES. EXCEPT AS OTHERWISE PROVIDED HEREIN, EACH PARTY HERETO WILL PAY ITS OWN COSTS AND EXPENSES INCURRED IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. SELLERS WILL PAY ALL OF THE COSTS AND EXPENSES WHICH THE COMPANY MAY INCUR IN CONNECTION WITH THE COMPANY'S EXECUTION OF THIS AGREEMENT AND ITS CONSUMMATION OF THE REDEMPTION TRANSACTION (AND ANY OTHER ACTIONS IT MAY BE REQUIRED TO TAKE IN CONNECTION WITH THE CLOSING).

         12.03 NOTICES. ALL NOTICES AND OTHER COMMUNICATIONS HEREUNDER SHALL BE IN WRITING AND SHALL BE DEEMED TO HAVE BEEN GIVEN IF DELIVERED PERSONALLY OR SENT BY TELEX, FACSIMILE TRANSMISSION, A NATIONALLY RECOGNIZED OVERNIGHT DELIVERY SERVICE OR REGISTERED OR CERTIFIED MAIL (RETURN RECEIPT REQUESTED), POSTAGE PREPAID, TO THE PARTIES TO THIS AGREEMENT AT THE FOLLOWING ADDRESSES OR AT SUCH OTHER ADDRESS FOR A PARTY AS SHALL BE SPECIFIED BY LIKE NOTICE:

         IF TO BUYER:

                  NESCO, INC.
                  12331 EAST 60TH STREET
                  TULSA, OK 74146
                  ATTENTION:  EDDY L. PATTERSON

         WITH A COPY TO:

                  CONNER & WINTERS, A PROFESSIONAL CORPORATION
                  3700 FIRST PLACE TOWER
                  TULSA, OKLAHOMA 74103
                  ATTENTION:  LYNNWOOD R. MOORE, JR.

         IF TO SELLERS:

                  C/O KENTUCKY ENVIRONMENTAL NETWORK, LLC
                  P.O. Box 537
                  Betsy Layne, Kentucky 41605
                  Attention:  Ransom E. Dotson, CPA

         WITH A COPY TO:

                  STOLL KEENON & PARK, LLP
                  201 EAST MAIN STREET, SUITE 1000
                  LEXINGTON, KENTUCKY 40507
                  ATTENTION:  DOUGLAS P. ROMAINE

         ALL SUCH NOTICES AND COMMUNICATIONS SHALL BE DEEMED TO HAVE BEEN RECEIVED ON THE DATE OF DELIVERY OR ON THE THIRD BUSINESS DAY AFTER THE MAILING THEREOF. THE PARTIES HERETO

MAY CHANGE THEIR RESPECTIVE ADDRESSES BY NOTICE IN WRITING GIVEN TO THE OTHER PARTY TO THIS AGREEMENT.

         12.04 TIME. TIME IS OF THE ESSENCE OF THIS AGREEMENT.

         12.05 ENTIRE AGREEMENT; AMENDMENT. THIS AGREEMENT (INCLUDING THE SCHEDULES, DOCUMENTS AND INSTRUMENTS REFERRED TO HEREIN) CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERTAKINGS, WRITTEN AND ORAL. THIS AGREEMENT MAY ONLY BE AMENDED BY AN INSTRUMENT IN WRITING DULY EXECUTED BY SELLERS AND BUYER AND ALL ATTEMPTED ORAL WAIVERS, NOTIFICATIONS, AND AMENDMENTS SHALL BE INEFFECTIVE.

         12.06 BINDING EFFECT; BENEFITS. THIS AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE PARTIES TO THIS AGREEMENT AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS. NOTHING EXPRESSED OR IMPLIED IN THIS AGREEMENT IS INTENDED TO OR SHALL BE CONSTRUED TO GIVE ANY PERSON OTHER THAN THE PARTIES TO THIS AGREEMENT OR THEIR RESPECTIVE SUCCESSORS OR PERMITTED ASSIGNS ANY LEGAL OR EQUITABLE RIGHT, REMEDY OR CLAIM UNDER OR IN RESPECT OF THIS AGREEMENT, IT BEING THE INTENTION OF THE PARTIES TO THIS AGREEMENT THAT THIS AGREEMENT SHALL BE FOR THE SOLE AND EXCLUSIVE BENEFIT OF SUCH PARTIES OR SUCH SUCCESSORS OR ASSIGNS AND FOR THE BENEFIT OF NO OTHER PERSON.

         12.07 ASSIGNMENT. NEITHER THIS AGREEMENT NOR ANY RIGHT, REMEDY, OBLIGATION OR LIABILITY ARISING HEREUNDER OR BY REASON HEREOF SHALL BE ASSIGNABLE BY ANY PARTY TO THIS AGREEMENT WITHOUT THE PRIOR WRITTEN CONSENT OF THE OTHER PARTIES.

         12.08 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OKLAHOMA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WITHIN THAT STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF. THE PARTIES HEREBY EACH (A) AGREE THAT ANY LITIGATION, ACTION, OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS MAY BE INSTITUTED IN A STATE OR FEDERAL COURT IN THE CITY OF TULSA, OKLAHOMA, (B) WAIVE ANY OBJECTION THAT SUCH PARTY MIGHT HAVE NOW OR HEREAFTER TO SUCH LITIGATION, ACTION, OR PROCEEDING BASED UPON IMPROPER VENUE OR INCONVENIENT FORUM AND (C) IRREVOCABLY SUBMIT TO THE JURISDICTION OF SUCH COURTS IN ANY SUCH LITIGATION, ACTION, OR PROCEEDING.

         12.09 COUNTERPARTS. THIS AGREEMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED TO BE AN ORIGINAL AND ALL OF WHICH TOGETHER SHALL BE DEEMED TO BE A SINGLE AGREEMENT.

         12.10 WAIVER OF TRANSFER RESTRICTIONS. SELLERS AND THE COMPANY AGREE TO WAIVE ANY AND ALL RESTRICTIONS IN THE COMPANY'S OPERATING AGREEMENT OR OTHERWISE THAT MIGHT APPLY TO THE TRANSFER OF THE MEMBERSHIP INTERESTS OF THE SELLERS TO BUYER AS CONTEMPLATED BY THIS AGREEMENT.


                                  -xxiii-

         IN WITNESS WHEREOF, THE PARTIES TO THIS AGREEMENT HAVE CAUSED THIS AGREEMENT TO BE DULY EXECUTED AS OF THE DATE FIRST WRITTEN ABOVE.

"BUYER":                                        "SELLERS":

NESCO, INC.

BY:
   ----------------------------------        ---------------------------------
   LARRY G. JOHNSON, VICE PRESIDENT &        George Stamper
   SECRETARY-TREASURER
                                             ---------------------------------
                                             Glenn Michael Blackburn

                                             ---------------------------------
                                             Kelly Combs

                                             ---------------------------------
                                             PAUL WATHEN


                                             "Company":

                                             KENTUCKY ENVIRONMENTAL
                                             NETWORK, LLC

                                             By:
                                                ------------------------------
                                             Name:
                                                  ----------------------------
                                             Title:
                                                   ---------------------------


                                           -xxiv-